Exhibit 99.1

Letter Of Transmittal

Offer to Exchange

Senior Notes due 2021

for Outstanding Senior Notes due 2021

144A Notes (CUSIP 184502 BP6 and ISIN US184502BP62)

Regulation S Notes (CUSIP U18285 AK9 and ISIN USU18285AK98)

of

Clear Channel Communications, Inc.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2014 (THE “EXPIRATION DATE”), UNLESS EXTENDED BY CLEAR CHANNEL COMMUNICATIONS, INC. IN ITS SOLE DISCRETION.

The Exchange Agent for the Exchange Offer is:

Deutsche Bank Trust Company Americas

By Mail, Hand or Overnight Delivery: DB Services Americas, Inc. MS JCK01-D218 5022 Gate Parkway, Suite 200 Jacksonville, FL 32256 Attn: Reorganization Unit	Facsimile Transmission: 1-615-866-3889 For Information or to Confirm Receipt of Facsimile by Telephone: 1-800-735-7777, Option 1

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

The undersigned acknowledges receipt of the prospectus, dated               , 2013 (the “Prospectus”), of Clear Channel Communications, Inc., and this Letter of Transmittal (the “Letter of Transmittal”), which together describe Clear Channel Communications, Inc.’s offer (the “Exchange Offer”) to exchange up to $1,825,556,148 aggregate principal amount of Senior Notes due 2021 (collectively with the guarantees thereof and the PIK notes (as defined below), the “exchange notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $1,825,556,148 aggregate principal amount of our outstanding Senior Notes due 2021 issued by Clear Channel Communications, Inc. (together with the guarantees thereof, the “outstanding notes”). Clear Channel Communications, Inc. also registered an additional $293,857,879 of exchange notes (together with the guarantees thereof, the “PIK notes”) that Clear Channel Communications, Inc. will issue as paid-in-kind interest on exchange notes.

The terms of the exchange notes and the outstanding notes are identical in all respects, except that, because the offer of the exchange notes will have been registered under the Securities Act of 1933, the exchange notes will not be subject to transfer restrictions, registration rights or the related provisions for increased interest if we default under the registration rights agreement.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Please read the entire Letter of Transmittal and the prospectus carefully before checking any box below.

List below the outstanding notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES
Name(s) And Address(es) of Registered Holder(s) (Please Fill In)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**

Total principal amount of outstanding notes

*       Need not be completed by holders delivering by book-entry transfer (see below).

**     Outstanding notes may be tendered in whole or in part in minimum denominations of U.S.$2,000 and integral multiples of U.S.$1 in excess thereof. All outstanding notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name outstanding notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose outstanding notes are held of record by The Depository Trust Company (“DTC”).

Please read this entire Letter of Transmittal carefully before completing the boxes below.

☐	Check here if certificates for tendered outstanding notes are enclosed herewith.

☐	Check here if tendered outstanding notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with the DTC and complete the following:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐	Check here if you tendered by book-entry transfer and desire any non-exchanged notes to be returned to you by crediting the book-entry transfer facility account number set forth above.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Clear Channel Communications, Inc. the principal amount of the outstanding notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the outstanding notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Clear Channel Communications, Inc. all right, title and interest in and to such outstanding notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned to cause the outstanding notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the outstanding notes and to acquire exchange notes issuable upon the exchange of such tendered outstanding notes, and that, when the same are accepted for exchange, Clear Channel Communications, Inc. will acquire good and unencumbered title to the tendered outstanding notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Clear Channel Communications, Inc. to be necessary or desirable to complete the exchange, assignment and transfer of the tendered outstanding notes or transfer ownership of such outstanding notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered outstanding notes by Clear Channel Communications, Inc. and the issuance of exchange notes in exchange therefor shall constitute performance in full by Clear Channel Communications, Inc. of its obligations under the (i) Registration Rights Agreement, dated as of June 21, 2013, among Clear Channel Communications, Inc., the note guarantors named therein and Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as dealer managers (the “Dealer Managers”) and (ii) Registration Rights Agreement, dated as of December 16, 2013, among Clear Channel Communications, Inc., the note guarantors named therein and the Dealer Managers (collectively, the “Registration Rights Agreements”), and that Clear Channel Communications, Inc. shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the applicable Registration Rights Agreement.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “Exchange Offer—Conditions.” As a result of these conditions (which may be waived, in whole or in part, by Clear Channel Communications, Inc.), as more particularly set forth in the Prospectus, Clear Channel Communications, Inc. may not be required to exchange any of the outstanding notes tendered hereby and, in such event, the outstanding notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, Clear Channel Communications, Inc. may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “Exchange Offer—Conditions” occur.

Tenders of outstanding notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon Clear Channel Communications, Inc.’s acceptance for exchange of such tendered outstanding notes, constitute a binding agreement between the undersigned and Clear Channel Communications, Inc. upon the terms and subject to the conditions of the Exchange Offer. Under circumstances set forth in the Prospectus, Clear Channel Communications, Inc. may not be required to accept for exchange any of the outstanding notes.

By tendering outstanding notes and executing this Letter of Transmittal, the undersigned represents that (1) the exchange notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned, (2) the undersigned is not engaging in and does not intend to engage in a distribution of such exchange notes, (3) the undersigned does not have an arrangement or understanding with any person to participate in the distribution of such exchange notes, (4) the undersigned is not an “affiliate” of Clear Channel Communications, Inc. within the meaning of Rule 405 under the Securities Act of 1933, as amended, and (5) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for outstanding notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange notes. By acknowledging that it will deliver and by delivering a Prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange notes, the undersigned is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

Any holder of outstanding notes using the Exchange Offer to participate in a distribution of the exchange notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar interpretive letters and (ii) must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered outstanding notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

Certificates for all exchange notes delivered in exchange for tendered outstanding notes and any outstanding notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled “Description of Outstanding Notes” above and signing this letter, will be deemed to have tendered the outstanding notes as set forth in such box.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders of Outstanding Notes Regardless of

Whether Outstanding Notes Are Being Physically Delivered Herewith, unless an Agent’s Message

Is Delivered in Connection with a Book-Entry Transfer of Such Outstanding Notes)

This Letter of Transmittal must be signed by the registered holder(s) of outstanding notes exactly as their name(s) appear(s) on certificate(s) for outstanding notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Exchange Agent of such person’s authority to so act. See Instruction 5 below.

If the signature appearing below is not of the registered holder(s) of the outstanding notes, then the registered holder(s) must sign a valid power of attorney.

X

X

Signature(s) of Holder(s) or Authorized Signatory

Dated

Name(s)

Capacity

Address
Including Zip Code

Area Code and Telephone No.
Please Complete Substitute Form W-9 Herein

SIGNATURE GUARANTEE (If required — see Instructions 2 and 5 below)

Certain Signatures Must be Guaranteed by a Signature Guarantor

(Name of Signature Guarantor Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4 through 7)

To be completed ONLY if certificates for outstanding notes in a principal amount not tendered are to be issued in the name of, or exchange notes issued pursuant to the Exchange Offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Outstanding Notes” within this Letter of Transmittal.

Issue:	☐ exchange notes ☐ outstanding notes (Complete as applicable)

Name
(Please Print)

Address
(Please Print)

(Zip Code)

Tax Identification or Social Security Number (See Substitute Form W-9 Herein)

Credit outstanding notes not tendered, but represented by certificates tendered by this Letter of Transmittal, by book-entry transfer to:
☐ The Depository Trust Company
☐

☐	Account Number

Credit exchange notes issued pursuant to the Exchange Offer by book-entry transfer to:
☐ The Depository Trust Company
☐

☐	Account Number

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4 through 7)

To be completed ONLY if certificates for outstanding notes in a principal amount not tendered, or exchange notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal to an address different from that shown in the box entitled “Description of Outstanding Notes” within this Letter of Transmittal.

Deliver:	☐ exchange notes ☐ outstanding notes (Complete as applicable)

Name
(Please Print)

Address
(Please Print)

(Zip Code)

Is this a permanent address change:
☐ Yes ☐ No (check one box)

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part Of The Terms And Conditions

Of The Exchange Offer

1.            Delivery of this Letter of Transmittal and Outstanding Notes. This Letter of Transmittal is to be completed by holders of outstanding notes if certificates representing such outstanding notes are to be forwarded herewith, or, unless an agent’s message is utilized, if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under “Exchange Offer—Procedures for Tendering.” For a holder to properly tender outstanding notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent’s message in the case of a book entry transfer, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date, and either (1) certificates representing such outstanding notes must be received by the Exchange Agent at its address, or (2) such outstanding notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under “Exchange Offer—Procedures for Tendering” and a book-entry confirmation must be received by the Exchange Agent on or prior to the expiration date.

The method of delivery of this Letter of Transmittal, the outstanding notes and all other required documents to the Exchange Agent is at the election and sole risk of the holder. Instead of delivery by mail, holders should use an overnight or hand delivery service. In all cases, holders should allow for sufficient time to ensure delivery to the Exchange Agent prior to the expiration of the Exchange Offer. Holders may request their broker, dealer, commercial bank, trust company or nominee to effect these transactions for such holder. Holders should not send any outstanding note, Letter of Transmittal or other required document to Clear Channel Communications, Inc.

2.            Guarantee of Signatures. Signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or by an “eligible guarantor institution” within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (banks; brokers and dealers; credit unions; national securities exchanges; registered securities associations; learning agencies; and savings associations) unless the outstanding notes tendered hereby are tendered (1) by a registered holder of outstanding notes (or by a participant in DTC whose name appears on a security position listing as the owner of such outstanding notes) who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions,” on the Letter of Transmittal, or (2) for the account of an “eligible guarantor institution.” If the outstanding notes are registered in the name of a person other than the person who signed the Letter of Transmittal or if outstanding notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if outstanding notes not tendered are to be sent to someone other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered outstanding notes must be guaranteed as described above. Beneficial owners whose outstanding notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender outstanding notes. See “Exchange Offer—Procedures for Tendering” in the Prospectus.

3.            Withdrawal of Tenders. Except as otherwise provided in the Prospectus, tenders of outstanding notes may be withdrawn at any time on or prior to the expiration date. For a withdrawal of tendered outstanding notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent on or prior to the expiration date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the outstanding notes to be withdrawn, (2) identify the outstanding notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such outstanding notes (unless such outstanding notes were tendered by book-entry transfer) and the aggregate principal amount represented by such outstanding notes, and (3) be signed by the holder of such outstanding notes in the same manner as the original signature on the Letter of Transmittal by which such outstanding notes were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the outstanding notes into the name of the person withdrawing such outstanding notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder. If the outstanding notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

Any permitted withdrawal of outstanding notes may not be rescinded. Any outstanding notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn outstanding notes may be retendered by following one of the procedures described in the Prospectus under the caption “Exchange Offer—Procedures for Tendering” at any time prior to the expiration date.

4.            Partial Tenders. Tenders of outstanding notes pursuant to the Exchange Offer will be accepted only in principal amounts of at least U.S.$2,000 and in integral multiples of U.S.$1 in excess thereof. If less than the entire principal amount of any outstanding notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled “Description of Outstanding Notes” herein. The entire principal amount represented by the certificates for all outstanding notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all outstanding notes held by the holder is not tendered, certificates for the principal amount of outstanding notes not tendered and exchange notes issued in exchange for any outstanding notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 6), promptly after the expiration date.

5.            Signature on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the outstanding notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the outstanding notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the outstanding notes.

If any of the outstanding notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered outstanding notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal is signed by the holder, and the certificates for any principal amount of outstanding notes not tendered are to be issued (or if any principal amount of outstanding notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and exchange notes exchanged for outstanding notes in connection with the Exchange Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered outstanding notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for outstanding notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such outstanding notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of outstanding notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution. See Instruction 2.

Endorsements on certificates for outstanding notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 2.

If this Letter of Transmittal or any certificates representing outstanding notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of their authority so to act must be submitted with this Letter of Transmittal.

6.            Special Issuance and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which outstanding notes for principal amounts not tendered or exchange notes exchanged for outstanding notes in connection with the Exchange Offer are to be issued or sent, if different from the name and address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. If no instructions are given, outstanding notes not tendered will be returned to the registered holder of the outstanding notes tendered. For holders of outstanding notes tendered by book-entry transfer, outstanding notes not tendered will be returned by crediting the account at DTC designated above.

7.            Taxpayer Identification Number and Substitute Form W-9. Each tendering holder is required to provide the Exchange Agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to backup withholding and a U.S.$50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, each holder tendering outstanding notes must provide such holder’s correct taxpayer identification number by completing the Substitute Form W-9, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the outstanding notes are registered in more than one name or are not in the name of the actual owner, consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which tax payer identification number to report.

Clear Channel Communications, Inc. reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

8.            Transfer Taxes. Clear Channel Communications, Inc. will pay all transfer taxes, if any, required to be paid by Clear Channel Communications, Inc. in connection with the exchange of the outstanding notes for the exchange notes. If, however, exchange notes, or outstanding notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the outstanding notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the outstanding notes in connection with the Exchange Offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

9.            Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose exchange notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.          Irregularities. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of outstanding notes pursuant to the procedures described in the Prospectus and the form and validity of all documents will be determined by Clear Channel Communications, Inc., in its sole discretion, which determination shall be final and binding on all parties. Clear Channel Communications, Inc. reserves the absolute right, in its sole discretion, to reject any or all tenders of any outstanding notes determined by it not to be in proper form or the acceptance of which may, in the opinion of Clear Channel Communications, Inc.’s counsel, be unlawful. Clear Channel Communications, Inc. also reserves the absolute right, in its sole discretion, to waive or amend any of the conditions of the Exchange Offer or to waive any defect or irregularity in the tender of any particular outstanding notes, whether or not similar defects or irregularities are waived in the case of other tenders. Clear Channel Communications, Inc.’s interpretations of the terms and conditions of the Exchange Offer (including, without limitation, the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as Clear Channel Communications, Inc. shall determine. None of Clear Channel

Communications, Inc., the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such outstanding notes shall not be deemed to have been made until such irregularities have been cured or waived. Any outstanding notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the expiration date.

11.          Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates for outstanding notes and all other required documents) must be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the expiration date.

PAYER’S NAME: Deutsche Bank Trust Company Americas
SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY OR BY SIGNING AND DATING BELOW
Department of the		Social Security Number(s) OR Employer Identification Number(s)
Treasury Internal
Revenue Service	PART 2 — CERTIFICATION — Under Penalties of Perjury, I certify that	Part 3 — Awaiting TIN ☐
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
Payer’s Request For Taxpayer Identification Number (“TIN”)	(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE	DATE

NAME (please print)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

SIGNATURE	DATE

NAME (please print)

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AND A U.S.$50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. —

Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

SECURITY FOR THIS TYPE OF ACCOUNT:		GIVE THE SOCIAL NUMBER OF	EMPLOYER FOR THIS TYPE OF ACCOUNT:		GIVE THE IDENTIFICATION NUMBER OF

1.	Individual	The individual	6.	Sole proprietorship	The owner(1)

2.	Two or more individuals (joint account)	The actual owner of the combined account or, if individual funds, the first on	7.	A valid trust, estate or pension trust	The legal entity(4)
		the account(1)	8.	Corporate	The corporation
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9.	Association, club, religious, charitable, educational, or other	The organization
4. a.	The usual revocable savings trust account trustee(1)	The grantor (grantor is also trustee)	10.	tax-exempt organization account Partnership	The partnership
b.	So-called trust account that is not a legal owner(1)	The actual or valid trust under state law	11.	A broker or registered nominee	The broker or nominee
5.	Sole proprietorship	The owner(1)	12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

   NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining A Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.
•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1)     FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)     CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)     CRIMINAL PENALTY FOR FALSIFYING INFORMATION. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.